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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 2006
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                                   SAIA, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-49983                48-1229851
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(State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)


4435 Main Street, Suite 930, Kansas City, Missouri             64111
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    (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (816) 960-3664
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                            SCS Transportation, Inc.
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(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule
     14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 20, 2006 the Saia, Inc. (formerly SCS Transportation, Inc.) (the "Company") Board of Directors approved an amendment to the SCS Transportation, Inc. Amended and Restated 2003 Omnibus Incentive Plan (the Plan) that allows any award made under section 10.1 of the Plan to the non-executive chairman of the Board of Directors may at the discretion of the Compensation Committee be made in cash rather than shares of Company stock. This description of the amendment to the Plan is qualified in its entirety by reference to the Amendment to the SCS Transportation, Inc. Amended and Restated 2003 Omnibus Incentive Plan which is attached hereto as Exhibit 10.1 and is incorporated by reference into this
Item 1.01.

 On July 20, 2006 the Company's Board of Directors approved the merger of a wholly-owned subsidiary of the Company into the Company and in connection with such merger, changed the name of the Company from "SCS Transportation, Inc." to "Saia, Inc." The Company's Restated Certificate of Incorporation, as amended, is attached hereto as Exhibit 3.1.

On July 20, 2006, the Company's Board of Directors approved amendments and changes to the Company's bylaws to a) effect the name change of the Company to Saia, Inc. and b) allow in the absence or inability to act or vacancy of the Chairman of the Board and the Vice Chairman of the Board, the Chief Executive Officer shall have and exercise all the powers and duties of such office. This description of the amendment to the Company's by-laws is qualified in its entirety by reference to the Amended and Restated By-Laws of Saia, Inc, as amended, as attached hereto as Exhibit 3.2.

On July 19, 2006 the Company' s Compensation Committee of the Board of Directors approved and on July 20, 2006 the Company's Board of Directors approved a 10 percent increase in the annual base salary of Richard D. O'Dell, President of Saia, Inc., to $364,000 effective retroactive to July 1, 2006. The Compensation Committee and the Board also approved an additional 15 percent increase in the annual base salary of Mr. O'Dell to $419,000 effective January 1, 2007.


On July 19, 2006 the Company's Compensation Committee of the Board of Directors approved a severance benefit for James J. Bellinghausen, Vice President of Finance and Chief Financial Officer of Saia, Inc. The severance benefit is equal to one and one-half times Mr. Bellinghausen's annual base salary plus a pro rata payout of his annual bonus at his target level based the actual portion of the fiscal year elapsed prior to his termination. Based on an anticipated termination date of December 31, 2006, the total severance benefit is estimated to be $428,491. In addition, the Compensation Committee also extended the exercise period for Mr. Bellinghausen's vested stock options under the SCS Transportation, Inc. 2002 Substitute Stock Option Plan to two and one half months after his termination date.



ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective July 21, 2006 in connection with the Company's relocation and consolidation of corporate headquarters to Duluth, Georgia, Stephanie R. Maschmeier has accepted the position of Director of Financial Reporting and Taxation of the Company and no longer holds the position as Corporate Controller and Principal Accounting Officer.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

3.1   Restated Certificate of Incorporation, as amended

3.2   Amended and Restated By-Laws of Saia, Inc., as amended

10.1 Amendment to SCS Transportation, Inc. Amended and Restated 2003 Omnibus Incentive Plan


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SAIA, INC.
                                            (formerly, SCS Transportation, Inc.)

                  Date: July 26, 2006            /s/ James J. Bellinghausen
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                                            James J. Bellinghausen
                                            Vice President of Finance and
                                            Chief Financial Officer